UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04725
                                                    ----------------------------

                     Phoenix-Oakhurst Income and Growth Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               56 Prospect Street
                               Hartford, CT 06115
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (302) 791-3197
                                                          ----------------------

                    Date of fiscal year end: April 30, 2003
                                             ---------------------

                    Date of reporting period: April 30, 2003
                                              --------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                                   ANNUAL REPORT

APRIL 30, 2003


[GRAPHIC OMITTED]

OAKHURST(R)


Phoenix-Oakhurst
Income & Growth Fund


[GRAPHIC OMITTED]

PHOENIX
INVESTMENT PARTNERS, LTD.
A MEMBER OF THE PHOENIX COMPANIES, INC.

MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:

[GRAPHIC OMITTED]

      I hope you'll take time to review the activities and performance for your fund for the last 12 months. Inside, your fund's portfolio managers discuss what helped and hurt performance and how the fund is structured to seize opportunity going forward. With this writing, it is encouraging to witness signs that suggest we are at the beginning of the end of one of the most stubborn bear markets in history.

      Not knowing exactly when this market turn will take place, you may feel compelled to postpone investing decisions. However, how you react during uncertain markets may be the difference between success and failure - not just in recovering your losses, but in reaching your long-term goals.

      It is true that no one knows exactly what we can expect in the coming months. But, it is also true that the best balance of performance and protection requires discipline and diversification. As such, both stock and bond mutual funds could play important roles in your portfolio. Work with your financial advisor to build and maintain a portfolio that will help you achieve long-term success.

      To learn more about your investments and investing, visit
PhoenixInvestments.com.


Sincerely,


Philip R. McLoughlin
Chairman, Phoenix Funds

/s/ PHILIP R. McLOUGHLIN

APRIL 30, 2003


--------------------------------------------------------------------------------

Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

--------------------------------------------------------------------------------

PHOENIX-OAKHURST INCOME & GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, STEVEN L. COLTON AND DAVID L. ALBRYCHT, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix-Oakhurst Income & Growth Fund has a primary investment objective of investing in a diversified group of securities that are selected for current yield consistent with the preservation of capital. The fund has a secondary investment objective to achieve capital appreciation when it is consistent with the fund's primary investment objective.

Q: PLEASE PROVIDE A BRIEF OVERVIEW OF THE MARKETS OVER THE LAST YEAR.

A: Stock indices fell for the 12 months ended on April 30, 2003. The Standard & Poor's 500(R) Index fell 13.30% last year. The Nasdaq Composite Index dropped 13.26% and the Dow Jones Industrial Average fell 12.41%. Small company stocks fared even worse, as the Russell 2000(R) Index of small capitalization companies fell 20.76%.1

      The market was hurt by a variety of factors. The rebounds in both economic growth and corporate earnings were weaker than expected. We experienced a rise in unemployment combined with a decline in consumer confidence and a contraction in the manufacturing sector of the economy. As a result, the Federal Open Market Committee lowered the Federal Funds rate to 1.25%, the lowest level since 1961. The weak economy and low interest rates motivated foreign investors to sell U.S. stocks. This caused the dollar to fall and gold to rise.

      Due to a list of negative events last year, it was not surprising that the market experienced high volatility and declining stock prices. There were numerous reports of terrorist attacks in the Middle East, Indonesia, and Africa. There was extreme tension between Pakistan and India, and concern about nuclear weapons threats from North Korea. There was a dockworkers strike on the West Coast, sniper attacks around our nation's capital, and an oilworkers strike in Venezuela. The East Coast suffered its worst snowstorms in seven years. There was the outbreak of war with Iraq in March. In addition, the outbreak of Sudden Acute Respiratory Syndrome (SARS) in China and its spread to other parts of the world caused a slowdown in business activity in the Far East.

      There were also significant corporate issues during the fiscal year. Electric power companies were accused of fictitious round-trip trades used to inflate revenues. CEOs accused of fraud were arrested, including Dennis Koslowski of Tyco and Sam Waksel of Imclone. U.S. Airways and United Airlines filed for Chapter 11 bankruptcy protection. There was news of corporate fraud and government investigations at Adelphia Communications, Duke Energy, AOL Time Warner, and Citigroup. Concern over these events caused investors to pull money out of U.S. equity mutual funds.

      On the other hand, the environment for the bond markets was favorable. The broad-based Lehman Brothers Aggregate Bond Index2 was up 10.47% for the year. In the first quarter of 2003, economic data remained subdued. The unemployment rate dropped to 5.7% in January from 6% in

1 THE STANDARD & POOR'S 500(R) INDEX IS A MEASURE OF BROAD STOCK MARKET TOTAL
  RETURN PERFORMANCE. THE NASDAQ COMPOSITE INDEX IS A MEASURE OF TECHNOLOGY-RELATED STOCK TOTAL RETURN PERFORMANCE. THE DOW JONES INDUSTRIAL AVERAGE IS A MEASURE OF LARGE-CAP STOCK PERFORMANCE. THE RUSSELL 2000(R) INDEX MEASURES THE TOTAL RETURN PERFORMANCE OF THE 2000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX.

2 THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A MEASURE OF BROAD BOND MARKET
  TOTAL RETURN PERFORMANCE. THE INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

December, but rose to 5.8% in February. After showing some strength in December, manufacturing activity slowed. Consumer confidence continued to decline in the first quarter after reaching a nine-year low in the fourth quarter of 2002. The continued decline was due to fears that the war with Iraq would hurt consumer spending, the job market, and the overall economy.

Q: HOW DID THE PORTFOLIO PERFORM IN THIS ENVIRONMENT?

A: For the 12-month period ended April 30, 2003, the fund's benchmark, a composite index made up of 50% of the Standard & Poor's 500(R) Index return and 50% oF the Lehman Brothers Aggregate Bond Index return, declined 1.43%. Phoenix-Oakhurst Income & Growth Fund trailed the benchmark for its fiscal year, with Class A shares at -2.70%, Class B shares at -3.42%, and Class C shares at -3.39%.

      Performance of the equity portion of the portfolio was slightly below that of the benchmark Standard & Poor's 500(R) Index. The portfolio experienced strong performance from several stocks. Shares of Mylan Laboratories rose sharply as the generic drugmakers' profits benefited from brand name drugs losing their patent protection. The company also settled a lawsuit against Bristol-Myers regarding sale of the generic version of the anti-anxiety drug BuSpar. Lottery services company GTECH Holdings rose on stronger than expected earnings and positive comments from management about the coming year. Bank of America stock performed well due to good results in the company's consumer and mortgage divisions. Sempra Energy shares rose sharply after the company settled a dispute with California over contracts. St. Jude Medical stock performed well on strong sales of the company's defibrillators and pacemakers.

      On the downside, several stocks in the portfolio offset the good results. After being accused of manipulating energy prices, certain utility stocks dropped in value. The list included: TXU Corp., Xcel Energy, Aquila Corp. and Reliant Energy. Electronic Data Systems shares fell sharply on weak earnings due to customers trimming existing consulting contracts, fewer new agreements, and exposure to bankrupt companies including U.S. Airways and WorldCom. Airline bankruptcies and a slowdown in air travel due to the weak economy and terror concerns negatively impacted Boeing stock. Weakness in their wireless division and a significant drop in the number of phone lines in service hurt BellSouth stock. Tyco and Computer Associates shares dropped in value as a result of SEC investigations into their accounting practices. Our position in Eastman Kodak fell as the weak economy and the switch to digital cameras had a negative impact on film sales. ConAgra and Sara Lee shares were hurt by government investigations into the accounting practices of one of their biggest customers, U.S. Foodservice.

      The portfolio's bond portion benefited from our position in the emerging markets and high yield sectors. During the fourth quarter of 2002 and the first quarter of 2003, this was a major driver of our outperformance relative to the Lehman Brothers Aggregate Bond Index. Additionally, our underweight position in U.S. Treasuries helped performance. Our exposure to taxable municipals also helped performance relative to the Lehman Brothers Aggregate Bond Index, even as we reduced our exposure to this sector as spreads tightened. Although underweight relative to the Lehman Brothers Aggregate Bond Index, our position in the investment grade corporate sector made a positive contribution to the overall performance of the portfolio.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: Earnings from continuing operations of Standard & Poor's 500(R) companies are expected to grow about 8% this year. Indications from first quarter results showed better than expected earnings as a result of cost cutting. Moving forward, the issue is a lack of sales growth. Sales growth will not improve until there is a pickup in economic activity generated by business investment and the hiring of new workers. Most economists expect that pickup to occur in the second half of this year. The Standard & Poor's 500(R) Index has a dividend yield of about 2%. If stocks maintain their current price-to-earnings multiple, and achieve 8% earning growth combined with the 2% dividend yield, we should experience an approximately 10% total return on equities this year.

      The equity portion of the portfolio is currently overweighted in the financial services, technology and telecommunications sectors. Financial services and technology companies should benefit from a rebound in the stock market and a pickup in business capital spending. We like telecommunications stocks for their attractive valuations and high dividend yields.


      For the portfolio's bond portion, we expect emerging markets and investment grade corporates to continue to exhibit strong performance. With the flight to quality trade winding down, we continue to believe U.S. Treasuries could swing from the best performing sector in 2002 to one of the worst performing sectors in 2003. As a result, we continue to underweight this sector.

      Consistent with our expectations for a reversal in the trends of recent years, we feel that fixed income will deliver acceptable returns, especially given the low levels of interest rates. On a positive note, we expect that our allocation to non-Treasury sectors should deliver strong relative performance within the current environment.

                                                                    MAY 30, 2003

PHOENIX-OAKHURST INCOME & GROWTH FUND

  TOTAL RETURNS 1                                         PERIODS ENDING 4/30/03


                                                                                             INCEPTION       INCEPTION
                                                  1 YEAR        5 YEARS       10 YEARS       TO 4/30/03        DATE
                                                  ------        -------       --------       ----------      ---------
        Class A Shares at NAV 2                   (2.70)%        1.10%          6.41%            --               --
        Class A Shares at POP 3                   (8.30)        (0.10)          5.78             --               --

        Class B Shares at NAV 2                   (3.42)          0.33          5.62             --               --
        Class B Shares with CDSC 4                (7.19)          0.33          5.62             --               --

        Class C Shares at NAV 2                   (3.39)            --            --          (1.01)%        8/27/99
        Class C Shares with CDSC 4                (3.39)            --            --          (1.01)         8/27/99

        Balanced Benchmark 7                      (1.43)          3.00          8.81         Note 5           Note 5

        S&P 500 Index 8                          (13.30)         (2.41)         9.70         Note 5           Note 5

        Lehman Brothers Aggregate Bond Index 9    10.47           7.58          7.24         Note 5           Note 5

1 Total  returns  are  historical  and  include  changes in share  price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value)  total  returns do not include the effect of any sales charge.
3 "POP" (Public  Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 Index  performances for Class C are Balanced  Benchmark 0.64% (since 8/31/99),
  S&P 500 Index (8.92)% (since 8/27/1999) and Lehman Brothers Aggregate Bond Index 9.15% (since 8/31/99).
6 This chart illustrates POP returns on Class A Shares for ten years. Returns on
  Class B and Class C Shares will vary due to differing sales charges.
7 The  Balanced  Benchmark  is a  composite  index made up of 50% of the S&P 500
  Index return and 50% of the Lehman Brothers Aggregate Bond Index return. The index's performance does not reflect sales charges.
8 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes. The index's performance does not reflect sales charges.
9 The Lehman Brothers Aggregate Bond Index is a measure of broad bond market total return performance and is provided for general comparative purposes. The index's performance does not reflect sales charges.

  All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  GROWTH OF $10,000                                          PERIODS ENDING 4/30


                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Phoenix-Oakhurst
           Income & Growth Fund       Balanced                           Lehman Brothers
                Class A 6            Benchmark 7    S&P 500 Index 8   Aggregate Bond Index 9
4/30/93        $ 9,425.00            $10,000.00        $10,000.00          $10,000.00
4/29/94          9,743.92             10,311.40         10,534.46           10,085.30
4/28/95         10,324.12             11,585.38         12,375.34           10,822.83
4/30/96         12,286.47             13,793.34         16,122.00           11,758.84
4/30/97         13,629.72             16,000.34         20,185.53           12,591.70
4/30/98         16,609.99             20,080.26         28,515.60           13,965.16
4/30/99         17,767.73             22,988.70         34,736.64           14,841.79
4/28/00         18,521.46             24,373.03         38,311.62           15,028.16
4/30/01         18,585.68             24,216.65         33,325.28           16,889.36
4/30/02         18,027.09             23,610.88         29,114.97           18,213.31
4/30/03         17,539.77             23,273.95         25,243.33           20,120.22

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 4/30/93 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.


  SECTOR WEIGHTINGS                                                      4/30/03

As a percentage of equity holdings




                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Financials                   22%
Information Technology       17%
Health-Care                  14
Consumer Discretionary       12
Industrials                  10
Consumer Staples              9
Energy                        6
Other                        10

PHOENIX-OAKHURST INCOME & GROWTH FUND

                  TEN LARGEST EQUITY HOLDINGS AT APRIL 30, 2003
                     (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. Microsoft Corp.                                                         1.9%
    MAJOR PRODUCER OF COMPUTER SOFTWARE
 2. Pfizer, Inc.                                                            1.6%
    PRODUCES HEALTH CARE, CONSUMER PRODUCTS, AND SPECIALTY CHEMICALS
 3. Exxon Mobil Corp.                                                       1.5%
    MAJOR INTERNATIONAL INTEGRATED OIL AND GAS COMPANY
 4. Procter & Gamble Co. (The)                                              1.5%
    MANUFACTURER OF HOUSEHOLD, PERSONAL CARE, AND FOOD PRODUCTS
 5. General Electric Co.                                                    1.3%
    PRODUCES CONSUMER AND INDUSTRIAL PRODUCTS


 6. Bank of America Corp.                                                   1.3%
    SOUTHEAST-BASED COMMERCIAL BANK
 7. Citigroup, Inc.                                                         1.2%
    DIVERSIFIED FINANCIAL SERVICES COMPANY
 8. Merck & Co., Inc.                                                       1.1%
    PRODUCES DRUGS AND SPECIALTY CHEMICALS
 9. Intel Corp.                                                             1.0%
    MANUFACTURES SEMICONDUCTOR MEMORY CIRCUITS
10. International Business Machines Corp.                                   0.9%
    LARGEST MANUFACTURER OF BUSINESS MACHINES

                          INVESTMENTS AT APRIL 30, 2003

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)       VALUE
                                           ----------- -------  ------------
U.S. GOVERNMENT SECURITIES--1.2%

U.S. TREASURY NOTES--1.2%
U.S. Treasury Notes 4%, 11/15/12 ............   AAA    $ 4,770  $  4,830,927
----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $4,744,167)                                       4,830,927
----------------------------------------------------------------------------


AGENCY MORTGAGE-BACKED SECURITIES--3.1%

Fannie Mae 5.50%, 8/1/17 ....................   AAA      2,821     2,936,877
Fannie Mae 6%, 11/1/31 ......................   AAA      2,301     2,397,939
GNMA 6.50%, '23-'24 .........................   AAA      7,062     7,471,558

----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $12,169,747)                                     12,806,374
----------------------------------------------------------------------------

AGENCY NON MORTGAGE-BACKED
SECURITIES--0.5%

Fannie Mae 3.25%, 1/15/08 ...................   AAA      2,000     2,026,090

----------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $2,035,265)                                       2,026,090
----------------------------------------------------------------------------

MUNICIPAL BONDS--5.7%

CALIFORNIA--1.2%
Long Beach Pension Obligation Taxable
Unrefunded 6.87%, 9/1/06 ....................   AAA        675       764,525

Pasadena Pension Funding Revenue
Taxable Series A 7.15%, 5/15/11 .............   AAA      1,000     1,187,740

San Bernardino County Pension Obligation
Revenue Taxable 6.87%, 8/1/08 ...............   AAA      1,335     1,538,307

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)       VALUE
                                           ----------- -------  ------------
CALIFORNIA--CONTINUED
Ventura County Pension Obligation
Revenue Taxable 6.54%, 11/1/05 ..............   AAA    $ 1,325  $  1,465,225
                                                                ------------
                                                                   4,955,797
                                                                ------------
FLORIDA--0.7%
Tampa Solid Waste System Revenue
Taxable Series A 6.23%, 10/1/05 .............   AAA      2,820     3,006,036

ILLINOIS--0.7%
Chicago Water Revenue 5%, 11/1/31 ...........   AAA      3,000     3,046,020

OREGON--0.8%
Multnomah County Pension Obligation
Revenue Taxable 7.20%, 6/1/10 ...............  Aaa(c)    2,590     3,049,388

PENNSYLVANIA--2.0%
Philadelphia Authority for Industrial
Development Pension Funding Retirement
Systems Revenue Taxable Series A
5.69%, 4/15/07 ..............................   AAA      3,000     3,282,840

Pittsburgh Pension Obligation Taxable
Series C 6.50%, 3/1/17 ......................   AAA      4,250     4,869,735
                                                                ------------
                                                                   8,152,575
                                                                ------------
TEXAS--0.3%
Dallas-Fort Worth International Airport
Revenue Taxable 6.40%, 11/1/07 ..............   AAA      1,200     1,356,372

----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $21,154,210)                                     23,566,188
----------------------------------------------------------------------------

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)       VALUE
                                           ----------- -------  ------------
ASSET-BACKED SECURITIES--2.8%

American Business Financial Services
02-2, A3 4.76%, 6/15/21 .....................   AAA    $ 1,000  $  1,028,348

Americredit Automobile Receivables Trust
02-1, E 8.40%, 8/6/09 .......................    BB        295       251,171

Associates Manufactured Housing Pass
Through 97-2, A6 7.075%, 3/15/28 ............   AAA      1,327     1,429,076

Capital Auto Receivables Asset Trust
02-3, A2A 3.05%, 9/15/05 ....................   AAA      2,000     2,049,600

Discover Card Master Trust I 98-6, A
5.85%, 1/17/06 ..............................   AAA      1,250     1,261,802

WFS Financial Owner Trust 00-C, A3
7.07%, 2/20/05 ..............................   AAA        864       867,938

WFS Financial Owner Trust 03-1, A4
2.74%, 9/20/10 ..............................   AAA      1,000     1,009,362

Whole Auto Loan Trust 02-1, B
2.91%, 4/15/09 ..............................    A       1,000     1,011,563

World Omni Auto Receivables Trust
02-A, A4 4.05%, 7/15/09 .....................   AAA      2,500     2,620,016

----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $11,287,122)                                     11,528,876
----------------------------------------------------------------------------

CORPORATE BONDS--12.7%

AGRICULTURAL PRODUCTS--0.3%
Corn Products International, Inc.
8.25%, 7/15/07 ..............................   BBB-     1,000     1,060,000

AIRLINES--0.4%
Northwest Airlines, Inc. 00-1 8.072%,
10/1/19 .....................................   AAA        485       509,642

US Airways, Inc. Pass-Through Trust 98-1
6.85%, 1/30/18 ..............................    A       1,333     1,122,137
                                                                ------------
                                                                   1,631,779
                                                                ------------
AUTO PARTS & EQUIPMENT--0.3%
Lear Corp. Series B 7.96%, 5/15/05 ..........   BB+      1,000     1,075,000

AUTOMOBILE MANUFACTURERS--0.2%
DaimlerChrysler NA Holding Corp.
4.75%, 1/15/08 ..............................   BBB+     1,000     1,033,055

BANKS--0.9%
Golden West Financial Corp. 4.125%,
8/15/07 .....................................    A+      1,000     1,041,442

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)       VALUE
                                           ----------- -------  ------------
BANKS--CONTINUED
Sovereign Bank 5.125%, 3/15/13 ..............   BBB-   $ 1,000  $    997,500
U.S. Bank NA 6.30%, 7/15/08 .................    A       1,500     1,702,479
                                                                ------------
                                                                   3,741,421
                                                                ------------
BROADCASTING & CABLE TV--0.7%
Clear Channel Communications, Inc.
6%, 11/1/06 .................................   BBB-     1,000     1,084,960

Cox Communications, Inc. 7.75%,
8/15/06 .....................................   BBB        500       569,049

Cox Communications, Inc. 7.125%,
10/1/12 .....................................   BBB      1,000     1,167,660
                                                                ------------
                                                                   2,821,669
                                                                ------------
CASINOS & GAMING--0.1%
MGM Mirage, Inc. 9.75%, 6/1/07 ..............   BB+        550       611,875

COMPUTER HARDWARE--0.2%
Hewlett-Packard Co. 3.625%, 3/15/08 .........    A-      1,000     1,001,514

CONSUMER FINANCE--1.8%
Ford Motor Credit Co. 6.50%, 1/25/07 ........   BBB      1,500     1,533,289
Ford Motor Credit Co. 7.25%, 10/25/11 .......   BBB      1,000     1,002,502

General Electric Capital Corp. Series MTNA
6%, 6/15/12 .................................   AAA      1,500     1,655,205

General Motors Acceptance Corp. 6.875%,
8/28/12 .....................................   BBB      1,000     1,016,937

Household Finance Corp. 4.625%,
1/15/08 .....................................    A       1,000     1,043,503

Household Finance Corp. 6.75%, 5/15/11 ......    A       1,000     1,126,771
                                                                ------------
                                                                   7,378,207
                                                                ------------
DISTILLERS & VINTNERS--0.2%
Brown-Forman Corp. 144A 3%, 3/15/08(b) ......    A       1,000       988,372

DIVERSIFIED COMMERCIAL SERVICES--0.1%
International Lease Finance Corp. 5.625%,
6/1/07 ......................................   AA-        500       523,383

DIVERSIFIED FINANCIAL SERVICES--1.9%
Goldman Sachs Group, Inc. 7.625%,
8/17/05 .....................................    A+        500       559,726

Janus Capital Group, Inc. 7.75%, 6/15/09 ....   BBB+     1,250     1,429,200
John Deere Capital Corp. 3.90%, 1/15/08 .....    A-      1,000     1,020,502

Lehman Brothers Holdings, Inc. 6.25%,
5/15/06 .....................................    A         500       554,227


                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND


                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)       VALUE
                                           ----------- -------  ------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
Lehman Brothers Holdings, Inc. 4%,
1/22/08 .....................................    A     $   500  $    510,696

Pemex Project Funding Master Trust
7.875%, 2/1/09 ..............................   BBB-     1,500     1,718,438

TIAA Global Markets 144A 3.875%,
1/22/08(b) ..................................   AAA      2,000     2,049,162
                                                                ------------
                                                                   7,841,951
                                                                ------------
DIVERSIFIED METALS & MINING--0.4%
Freeport - McMoRan Copper & Gold, Inc.
144A 10.125%, 2/1/10(b) .....................    B-      1,500     1,627,500

ENVIRONMENTAL SERVICES--0.2%
Allied Waste North America Series B
7.375%, 1/1/04 ..............................   BB-        500       515,000

Allied Waste North America Series B
7.875%, 1/1/09 ..............................   BB-        500       518,750
                                                                ------------
                                                                   1,033,750
                                                                ------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.1%
IMC Global, Inc. 7.625%, 11/1/05 ............    B+        400       410,000

GAS UTILITIES--0.3%
Amerigas Partners LP/Amerigas Eagle
Finance Corp. Series B 8.875%, 5/20/11 ......   BB-      1,000     1,085,000

HEALTH CARE DISTRIBUTORS & SERVICES--0.4%
AmerisourceBergen Corp. 8.125%, 9/1/08 ......   BB-      1,695     1,856,025

HEALTH CARE FACILITIES--0.8%
HCA, Inc. 6.30%, 10/1/12 ....................   BBB-     1,165     1,201,582
Manor Care, Inc. 8%, 3/1/08 .................   BBB        500       542,500
Tenet Healthcare Corp. 7.375%, 2/1/13 .......   BBB-     1,500     1,481,250
                                                                ------------
                                                                   3,225,332
                                                                ------------
HOMEBUILDING--0.6%
Lennar Corp. 7.625%, 3/1/09 .................   BBB-     1,250     1,451,901
Ryland Group, Inc. (The) 8%, 8/15/06 ........   BB+        970     1,040,325
                                                                ------------
                                                                   2,492,226
                                                                ------------
INTEGRATED OIL & GAS--0.3%
ChevronTexaco Capital Co. 3.375%,
2/15/08 .....................................    AA        500       507,422

Conoco Funding Co. 5.45%, 10/15/06 ..........    A-        500       545,551
                                                                ------------
                                                                   1,052,973
                                                                ------------

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)       VALUE
                                           ----------- -------  ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.6%
Sprint Capital Corp. 7.90%, 3/15/05 .........   BBB-   $ 1,000  $  1,060,000

Verizon Global Funding Corp. 4%,
1/15/08 .....................................    A+      1,250     1,278,531
                                                                ------------
                                                                   2,338,531
                                                                ------------
OIL & GAS EXPLORATION & PRODUCTION--0.1%
Chesapeake Energy Corp. 8.375%,
11/1/08 .....................................    B+        500       540,000

PACKAGED FOODS & MEATS--0.2%
Campbell Soup Co. 5%, 12/3/12 ...............    A       1,000     1,031,450

PAPER PRODUCTS--0.2%
International Paper Co. 144A 3.80%,
4/1/08(b) ...................................   BBB      1,000     1,004,849

RAILROADS--0.3%
Union Pacific Corp. 6.50%, 4/15/12 ..........   BBB      1,000     1,134,440

SOFT DRINKS--0.1%
Coca-Cola Enterprises, Inc. 4.375%,
9/15/09 .....................................    A         500       521,908

SPECIALTY STORES--0.3%
United Rentals, Inc. Series B 10.75%,
4/15/08 .....................................   BB-      1,000     1,085,000

STEEL--0.2%
Oregon Steel Mills, Inc. 10%, 7/15/09 .......    B+        700       668,500

WIRELESS TELECOMMUNICATION SERVICES--0.5%
AT&T Wireless Services, Inc. 7.35%,
3/1/06 ......................................   BBB        750       835,523

AT&T Wireless Services, Inc. 7.50%,
5/1/07 ......................................   BBB      1,000     1,128,331
                                                                ------------
                                                                   1,963,854
                                                                ------------

----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $49,672,962)                                     52,779,564
----------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--5.4%

DLJ Commercial Mortgage Corp. 98-CF2,
A1B 6.24%, 11/12/31 .........................  Aaa(c)    2,800     3,121,395

DLJ Mortgage Acceptance Corp. 96-CF1,
A1B 7.58%, 3/13/28 ..........................   AAA      2,136     2,167,285

GMAC Commercial Mortgage Securities,
Inc. 97-C2, A3 6.566%, 4/15/29 ..............  Aaa(c)    1,500     1,674,988

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)       VALUE
                                           ----------- -------  ------------
JP Morgan Chase Commercial Mortgage
Securities Corp. 01-CIBC, A3 6.26%,
3/15/33 .....................................   AAA    $ 1,500  $  1,684,290

Lehman Brothers Commercial Conduit
Mortgage Trust 99-C2, A2 7.325%,
10/15/32 ....................................  Aaa(c)    2,000     2,326,851

Nationslink Funding Corp. 96-1, B
7.69%, 12/20/05 .............................   AAA        659       662,757

Norwest Asset Securities Corp. 99-13, B1
6.75%, 5/25/29 ..............................  AA+(c)    8,775     9,018,532

Securitized Asset Sales, Inc. 93-J, 2B
6.659%, 11/28/23(d) .........................  AAA(c)    1,966     1,990,413

----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $21,478,385)                                     22,646,511
----------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--12.7%

AUSTRIA--0.6%
Republic of Austria Series EMTN 5.50%,
10/20/07 ....................................   AAA      2,000(f)  2,445,203

BRAZIL--0.6%
Federal Republic of Brazil C Bond 8%,
4/15/14 .....................................    B+      1,847     1,629,502

Federal Republic of Brazil DCB-L 2.188%,
4/15/12(d) ..................................    B+      1,000       744,062
                                                                ------------
                                                                   2,373,564
                                                                ------------
BULGARIA--0.2%
Republic of Bulgaria 144A 8.25%,
1/15/15(b) ..................................    BB        580       653,950

Republic of Bulgaria RegS 8.25%,
1/15/15 .....................................    BB        170       191,675
                                                                ------------
                                                                     845,625
                                                                ------------
CHILE--0.7%
Republic of Chile 7.125%, 1/11/12 ...........    A-        650       738,140
Republic of Chile 5.50%, 1/15/13 ............    A-      2,000     2,047,500
                                                                ------------
                                                                   2,785,640
                                                                ------------
COLOMBIA--1.0%
Republic of Colombia 9.75%, 4/9/11 ..........   BB+        868       970,174
Republic of Colombia 10%, 1/23/12 ...........    BB      2,000     2,207,000
Republic of Colombia 11.75%, 2/25/20 ........    BB      1,000     1,212,500
                                                                ------------
                                                                   4,389,674
                                                                ------------
COSTA RICA--0.8%
Republic of Costa Rica 144A 9.335%,
5/15/09(b) ..................................    BB      3,185     3,551,275

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)       VALUE
                                           ----------- -------  ------------
COSTA RICA--CONTINUED
Republic of Costa Rica 144A 9.995%,
8/1/20(b) ...................................    BB    $ 1,000  $  1,137,500
                                                                ------------
                                                                   4,688,775
                                                                ------------

CROATIA--0.4%
Croatia 6.25%, 2/11/09 ......................   BBB-       500       607,116

EL SALVADOR--0.4%
Republic of El Salvador 144A 9.50%,
8/15/06(b) ..................................   BB+      1,350     1,552,500

MEXICO--3.1%
United Mexican States 7.50%, 1/14/12 ........   BBB-     3,500     3,951,500
United Mexican States 6.625%, 3/3/15 ........   BBB-     1,000     1,045,000
United Mexican States 8.125%, 12/30/19 ......   BBB-     7,000     7,899,500
                                                                ------------
                                                                  12,896,000
                                                                ------------
NORWAY--0.5%
Norwegian T-Bill Series NS76 0%,
6/18/03 .....................................   AAA     14,000(g)  1,988,233

PANAMA--0.4%
Republic of Panama 8.25%, 4/22/08 ...........    BB      1,500     1,623,750

PERU--0.1%
Republic of Peru 9.875%, 2/6/15 .............   BB-        500       562,500

PHILIPPINES--1.0%
Republic of the Philippines 9.375%,
1/18/17 .....................................   BB+        750       798,750

Republic of the Philippines 9.875%,
1/15/19 .....................................   BB+      1,000     1,042,500

Republic of the Philippines 10.625%,
3/16/25 .....................................   BB+      2,000     2,165,000
                                                                ------------
                                                                   4,006,250
                                                                ------------
RUSSIA--2.2%
Russian Federation 144A 8.25%,
3/31/10(b) ..................................    BB      1,500     1,700,625

Russian Federation RegS 5%, 3/31/30(d) ......    BB      7,000     6,330,625

Russian Ministry of Finance Series IV
3%, 5/14/03 .................................    BB        500       500,100

Russian Ministry of Finance Series VI
3%, 5/14/06 .................................    BB        500       477,810
                                                                ------------
                                                                   9,009,160
                                                                ------------
SOUTH AFRICA--0.4%
Republic of South Africa 7.375%, 4/25/12 ....   BBB-     1,500     1,695,900

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)       VALUE
                                           ----------- -------  ------------
VENEZUELA--0.3%
Republic of Venezuela DCB Series DL
2.313%, 12/18/07(d) .........................   CCC+   $ 1,667  $  1,257,292
                                                                ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $47,365,386)                                     52,727,182
                                                                ------------
FOREIGN CORPORATE BONDS--3.4%

CANADA--0.7%
Bowater Canada Finance 7.95%, 11/15/11 ......   BB+      1,000     1,049,870
Methanex Corp. 7.75%, 8/15/05 ...............   BBB-     1,800     1,867,500
                                                                ------------
                                                                   2,917,370
                                                                ------------
CAYMAN ISLANDS--0.4%
Triton Energy Ltd. 8.875%, 10/1/07 ..........   BBB      1,450     1,628,625

CHILE--0.4%
Petropower I Funding Trust 144A 7.36%,
2/15/14(b) ..................................   BBB      1,877     1,661,214

MEXICO--0.4%
Petroleos Mexicanos 6.50%, 2/1/05 ...........   BBB-     1,500     1,599,000

NETHERLANDS--0.4%
Deutsche Telekom International Finance
BV 8.50%, 6/15/10(d) ........................   BBB+     1,450     1,747,758

SOUTH KOREA--0.6%
Korea Development Bank 4.25%,
11/13/07 ....................................    A-        500       504,502

Korea Development Bank 5.50%,
11/13/12 ....................................    A-      2,000     2,059,726
                                                                ------------
                                                                   2,564,228
                                                                ------------
SWEDEN--0.2%
Nordea Bank Sweden AB 144A 5.25%,
11/30/12(b) .................................    A       1,000     1,036,570

TUNISIA--0.3%
Banque Centrale de Tunisie 7.375%,
4/25/12 .....................................   BBB      1,000     1,117,500

----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $13,853,699)                                     14,272,265
----------------------------------------------------------------------------

LOAN AGREEMENTS--0.3%

FOREIGN GOVERNMENT GUARANTEED--0.3%
Republic of Algeria 2.188%, 3/4/10(d)(h) ....   B(c)     1,500     1,410,000

----------------------------------------------------------------------------
TOTAL LOAN AGREEMENTS
(IDENTIFIED COST $1,401,755)                                       1,410,000
----------------------------------------------------------------------------

                                                        SHARES      VALUE
                                                       -------  ------------
COMMON STOCKS--49.2%

AEROSPACE & DEFENSE--1.2%
Boeing Co. (The) ............................           38,900  $  1,061,192
Honeywell International, Inc. ...............           28,200       665,520
Lockheed Martin Corp. .......................           15,400       770,770
Raytheon Co. ................................           36,000     1,077,480
United Technologies Corp. ...................           25,200     1,557,612
                                                                ------------
                                                                   5,132,574
                                                                ------------
AGRICULTURAL PRODUCTS--0.1%
Fresh Del Monte Produce, Inc. ...............           28,700       559,076

APPAREL RETAIL--0.1%
Abercrombie & Fitch Co. Class A(e) ..........            8,900       292,632

APPAREL, ACCESSORIES & LUXURY GOODS--0.5%
Jones Apparel Group, Inc.(e) ................           24,400       695,888
Liz Claiborne, Inc. .........................           22,000       715,660
V. F. Corp. .................................           20,900       822,206
                                                                ------------
                                                                   2,233,754
                                                                ------------
APPLICATION SOFTWARE--0.2%
Intuit, Inc.(e) .............................           11,300       438,214
PeopleSoft, Inc.(e) .........................           24,300       365,229
                                                                ------------
                                                                     803,443
                                                                ------------
AUTO PARTS & EQUIPMENT--0.3%
Dana Corp. ..................................           56,200       522,098
Johnson Controls, Inc. ......................            7,100       583,904
Lear Corp.(e) ...............................            5,400       214,596
                                                                ------------
                                                                   1,320,598
                                                                ------------
AUTOMOBILE MANUFACTURERS--0.2%
Ford Motor Co. ..............................           30,800       317,240
General Motors Corp. ........................           15,800       569,590
                                                                ------------
                                                                     886,830
                                                                ------------
BANKS--4.4%
Bank of America Corp. .......................           71,800     5,316,790
Bank One Corp. ..............................           34,700     1,250,935
First Tennessee National Corp. ..............           33,500     1,467,300
FleetBoston Financial Corp. .................           32,400       859,248
Hibernia Corp. Class A ......................           28,300       512,796
U.S. Bancorp ................................          159,300     3,528,495
Union Planters Corp. ........................           27,700       790,558
UnionBanCal Corp. ...........................           22,300       900,920
Wachovia Corp. ..............................           70,700     2,701,447
Wells Fargo & Co. ...........................           18,200       878,332
                                                                ------------
                                                                  18,206,821
                                                                ------------

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                                                        SHARES      VALUE
                                                       -------  ------------
BROADCASTING & CABLE TV--0.3%
Clear Channel Communications, Inc.(e) .......            5,700  $    222,927
Hearst-Argyle Television, Inc.(e) ...........           26,300       633,567
PanAmSat Corp.(e) ...........................           16,400       283,720
                                                                ------------
                                                                   1,140,214
                                                                ------------
BUILDING PRODUCTS--0.1%
Lennox International, Inc. ..................           26,700       396,762

CASINOS & GAMING--0.1%
GTECH Holdings Corp.(e) .....................           11,400       383,838

COMPUTER HARDWARE--1.9%
Dell Computer Corp.(e) ......................           69,800     2,017,918
Hewlett-Packard Co. .........................          121,000     1,972,300
International Business Machines Corp. .......           43,600     3,701,640
                                                                ------------
                                                                   7,691,858
                                                                ------------
COMPUTER STORAGE & PERIPHERALS--0.4%
EMC Corp.(e) ................................           65,900       599,031
Lexmark International, Inc.(e) ..............            5,400       402,354
Maxtor Corp.(e) .............................           70,500       387,750
Storage Technology Corp.(e) .................           14,600       360,912
                                                                ------------
                                                                   1,750,047
                                                                ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.3%
Deere & Co. .................................           11,800       519,554
PACCAR, Inc. ................................           12,300       718,443
                                                                ------------
                                                                   1,237,997
                                                                ------------
CONSUMER FINANCE--0.4%
MBNA Corp. ..................................           85,600     1,617,840

DATA PROCESSING SERVICES--0.1%
First Data Corp. ............................            8,900       349,147

DEPARTMENT STORES--0.4%
Federated Department Stores, Inc.(e) ........           24,900       762,438
Penney (J.C.) Co., Inc. .....................           60,300     1,028,718
                                                                ------------
                                                                   1,791,156
                                                                ------------
DIVERSIFIED COMMERCIAL SERVICES--0.5%
Block (H&R), Inc. ...........................           34,900     1,347,838
Servicemaster Co. (The) .....................           25,500       230,775
Viad Corp. ..................................           20,800       418,288
                                                                ------------
                                                                   1,996,901
                                                                ------------

                                                        SHARES      VALUE
                                                       -------  ------------
DIVERSIFIED FINANCIAL SERVICES--4.0%
American Express Co. ........................           50,700  $  1,919,502
Bear Stearns Cos., Inc. (The) ...............            6,300       421,092
Citigroup, Inc. .............................          125,100     4,910,175
Fannie Mae ..................................           25,800     1,867,662
Freddie Mac .................................           12,400       717,960
Goldman Sachs Group, Inc. (The) .............            2,800       212,520
J.P. Morgan Chase & Co. .....................           83,800     2,459,530
Merrill Lynch & Co., Inc. ...................           49,100     2,015,555
Morgan Stanley ..............................           44,900     2,009,275
Principal Financial Group, Inc. .............            8,200       238,620
                                                                ------------
                                                                  16,771,891
                                                                ------------
ELECTRIC UTILITIES--1.6%
American Electric Power Co., Inc. ...........           35,200       928,576
Edison International(e) .....................           26,300       383,717
Entergy Corp. ...............................           36,000     1,677,960
Exelon Corp. ................................           31,000     1,644,240
Great Plains Energy, Inc. ...................           46,000     1,203,820
PPL Corp. ...................................           23,000       832,600
                                                                ------------
                                                                   6,670,913
                                                                ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.1%
Rockwell Automation, Inc. ...................            9,300       212,040

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
Avnet, Inc.(e) ..............................           37,700       480,675
PerkinElmer, Inc. ...........................           27,000       267,840
Thermo Electron Corp.(e) ....................           27,800       505,126
                                                                ------------
                                                                   1,253,641
                                                                ------------
FOOD RETAIL--0.2%
Albertson's, Inc. ...........................           11,900       236,334
Winn-Dixie Stores, Inc. .....................           33,000       413,490
                                                                ------------
                                                                     649,824
                                                                ------------
GAS UTILITIES--0.5%
AGL Resources, Inc. .........................           10,000       257,300
Nicor, Inc. .................................            7,200       216,432
NiSource, Inc. ..............................           85,800     1,621,620
                                                                ------------
                                                                   2,095,352
                                                                ------------
GENERAL MERCHANDISE STORES--0.7%
Wal-Mart Stores, Inc. .......................           50,000     2,816,000

HEALTH CARE DISTRIBUTORS & SERVICES--0.4%
AmerisourceBergen Corp. .....................            8,500       491,725
Cardinal Health, Inc. .......................           10,200       563,856
McKesson Corp. ..............................           14,300       396,682
                                                                ------------
                                                                   1,452,263
                                                                ------------

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                                                        SHARES      VALUE
                                                       -------  ------------
HEALTH CARE EQUIPMENT--0.8%
Bard (C.R.), Inc. ...........................            8,900  $    564,082
Guidant Corp.(e) ............................           32,000     1,247,680
St. Jude Medical, Inc.(e) ...................           27,000     1,416,420
                                                                ------------
                                                                   3,228,182
                                                                ------------
HEALTH CARE SUPPLIES--0.1%
Bausch & Lomb, Inc. .........................           14,800       520,368

HOME IMPROVEMENT RETAIL--0.5%
Home Depot, Inc. (The) ......................           16,700       469,771
Lowe's Cos., Inc. ...........................           17,000       746,130
Sherwin-Williams Co. (The) ..................           32,700       911,676
                                                                ------------
                                                                   2,127,577
                                                                ------------
HOUSEHOLD APPLIANCES--0.2%
Black & Decker Corp. ........................           18,300       754,875

HOUSEHOLD PRODUCTS--2.2%
Clorox Co. ..................................           41,200     1,863,064
Dial Corp. (The) ............................           23,300       485,339
Energizer Holdings, Inc.(e) .................           21,300       613,866
Procter & Gamble Co. ........................           68,100     6,118,785
                                                                ------------
                                                                   9,081,054
                                                                ------------
HOUSEWARES & SPECIALTIES--0.2%
Fortune Brands, Inc. ........................           18,700       905,080

INDUSTRIAL CONGLOMERATES--1.7%
3M Co. ......................................            9,500     1,197,380
General Electric Co. ........................          181,300     5,339,285
Tyco International Ltd. .....................           25,900       404,040
                                                                ------------
                                                                   6,940,705
                                                                ------------
INDUSTRIAL MACHINERY--1.2%
Briggs & Stratton Corp. .....................           26,300     1,187,182
Eaton Corp. .................................           25,800     2,117,406
Ingersoll-Rand Co. Class A ..................           39,600     1,745,568
                                                                ------------
                                                                   5,050,156
                                                                ------------
INTEGRATED OIL & GAS--2.4%
Amerada Hess Corp. ..........................           21,300       961,695
Exxon Mobil Corp. ...........................          182,600     6,427,520
Occidental Petroleum Corp. ..................           91,200     2,722,320
                                                                ------------
                                                                  10,111,535
                                                                ------------
INTEGRATED TELECOMMUNICATION SERVICES--2.4%
ALLTEL Corp. ................................           14,900       698,214
BellSouth Corp. .............................           75,500     1,924,495
Commonwealth Telephone Enterprises, Inc.(e) .           17,200       683,700
SBC Communications, Inc. ....................           70,300     1,642,208

                                                        SHARES      VALUE
                                                       -------  ------------
INTEGRATED TELECOMMUNICATION SERVICES--CONTINUED
Sprint Corp. (FON Group) ....................          154,900  $  1,782,899
Verizon Communications, Inc. ................           90,100     3,367,938
                                                                ------------
                                                                  10,099,454
                                                                ------------
INTERNET SOFTWARE & SERVICES--0.2%
DoubleClick, Inc.(e) ........................           33,000       283,800
VeriSign, Inc.(e) ...........................           38,500       478,170
                                                                ------------
                                                                     761,970
                                                                ------------
IT CONSULTING & SERVICES--0.1%
Computer Sciences Corp.(e) ..................            6,200       204,290

LEISURE PRODUCTS--0.4%
Hasbro, Inc. ................................           13,800       220,800
Mattel, Inc. ................................           66,500     1,445,710
                                                                ------------
                                                                   1,666,510
                                                                ------------
LIFE & HEALTH INSURANCE--0.7%
AFLAC, Inc. .................................            8,900       291,119
MetLife, Inc. ...............................           77,800     2,235,194
UnumProvident Corp. .........................           45,200       519,800
                                                                ------------
                                                                   3,046,113
                                                                ------------
MANAGED HEALTH CARE--1.0%
Aetna, Inc. .................................           14,100       702,180
Oxford Health Plans, Inc.(e) ................            7,400       216,598
UnitedHealth Group, Inc. ....................           24,000     2,211,120
WellPoint Health Networks, Inc.(e) ..........           16,100     1,222,634
                                                                ------------
                                                                   4,352,532
                                                                ------------
MOVIES & ENTERTAINMENT--0.8%
AOL Time Warner, Inc.(e) ....................           73,600  $  1,006,848
Fox Entertainment Group, Inc. Class A(e) ....            9,100       231,140
Viacom, Inc. Class B(e) .....................           45,900     1,992,519
                                                                ------------
                                                                   3,230,507
                                                                ------------
NETWORKING EQUIPMENT--0.9%
Avocent Corp.(e) ............................            8,400       248,808
Cisco Systems, Inc.(e) ......................          239,500     3,602,080
                                                                ------------
                                                                   3,850,888
                                                                ------------
OIL & GAS DRILLING--0.1%
Transocean, Inc. ............................           22,800       434,340

OIL & GAS EQUIPMENT & SERVICES--0.2%
Halliburton Co. .............................           35,700       764,337

OIL & GAS EXPLORATION & PRODUCTION--0.1%
Apache Corp. ................................            9,000       515,250

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                                                        SHARES      VALUE
                                                       -------  ------------
PACKAGED FOODS & MEATS--1.4%
ConAgra Foods, Inc. .........................          119,900  $  2,517,900
Kellogg Co. .................................           56,900     1,862,906
Sara Lee Corp. ..............................           95,200     1,597,456
                                                                ------------
                                                                   5,978,262
                                                                ------------
PHARMACEUTICALS--4.5%
Abbott Laboratories .........................           36,900     1,499,247
Bristol-Myers Squibb Co. ....................           29,000       740,660
Johnson & Johnson ...........................           54,700     3,082,892
King Pharmaceuticals, Inc.(e) ...............           26,400       332,904
Merck & Co., Inc. ...........................           77,000     4,479,860
Mylan Laboratories, Inc. ....................           60,400     1,707,508
Pfizer, Inc. ................................          215,480     6,626,010
Schering-Plough Corp. .......................           12,500       226,250
                                                                ------------
                                                                  18,695,331
                                                                ------------
PHOTOGRAPHIC PRODUCTS--0.4%
Eastman Kodak Co. ...........................           59,700     1,785,627

PROPERTY & CASUALTY INSURANCE--1.2%
Allstate Corp. (The) ........................           84,800     3,204,592
AMBAC Financial Group, Inc. .................           17,200     1,003,620
Old Republic International Corp. ............           24,700       755,820
                                                                ------------
                                                                   4,964,032
                                                                ------------
PUBLISHING & PRINTING--0.2%
McGraw-Hill Cos., Inc. (The) ................           16,200       945,918

REITS--0.3%
Cresent Real Estate Equities Co. ............           23,900       338,902
Simon Property Group, Inc. ..................           26,500       973,080
                                                                ------------
                                                                   1,311,982
                                                                ------------
SEMICONDUCTORS--1.5%
Intel Corp. .................................          215,900     3,972,560
PMC-Sierra, Inc.(e) .........................           84,400       696,300
Texas Instruments, Inc. .....................           87,000     1,608,630
                                                                ------------
                                                                   6,277,490
                                                                ------------
SOFT DRINKS--0.1%
Coca-Cola Enterprises, Inc. .................           13,000       253,370

SPECIALTY CHEMICALS--0.3%
Lubrizol Corp. ..............................           18,400       581,624
MacDermid, Inc. .............................            9,500       215,935
RPM International, Inc. .....................           34,000       420,240
                                                                ------------
                                                                   1,217,799

                                                        SHARES      VALUE
                                                       -------  ------------
SPECIALTY STORES--0.2%
Claire's Stores, Inc. .......................           14,000  $    363,860
OfficeMax, Inc.(e) ..........................           72,700       410,755
                                                                ------------
                                                                     774,615
                                                                ------------
SYSTEMS SOFTWARE--2.5%
BMC Software, Inc.(e) .......................           49,300       735,556
Microsoft Corp. .............................          301,500     7,709,355
Oracle Corp.(e) .............................          103,000     1,223,640
VERITAS Software Corp.(e) ...................           27,200       598,672
                                                                ------------
                                                                  10,267,223
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT--0.6%
Andrew Corp.(e) .............................           61,700       473,239
Motorola, Inc. ..............................          136,800     1,082,088
QUALCOMM, Inc. ..............................           16,500       526,185
Tekelec(e) ..................................           40,300       433,628
                                                                ------------
                                                                   2,515,140
                                                                ------------
TOBACCO--0.4%
Altria Group, Inc. ..........................           50,300     1,547,228

WIRELESS TELECOMMUNICATION SERVICES--0.1%
AT&T Wireless Services, Inc.(e) .............           90,800       586,568

----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $209,160,763)                                   204,479,720
----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--0.1%

AUTOMOBILE MANUFACTURERS--0.1%
DaimlerChrysler AG (Germany) ................           19,900       644,760
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $638,790)                                           644,760
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.1%
(IDENTIFIED COST $394,962,251)                                   403,718,457
----------------------------------------------------------------------------

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (Unaudited)  (000)       VALUE
                                           ----------- -------  ------------
SHORT-TERM OBLIGATIONS--2.2%

COMMERCIAL PAPER--2.2%
Archer Daniels Midland Co. 1.37%, 5/1/03 ....   A-1    $ 2,345  $  2,345,000
Receivables Capital Corp. 1.28%, 5/2/03 .....   A-1+     2,500     2,499,911
Target Corp. 1.32%, 5/2/03 ..................   A-1      1,585     1,584,942
ABSC Capital Corp. 1.30%, 5/7/03 ............   A-1      2,740     2,739,406

----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $9,169,259)                                       9,169,259
----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.3%
(IDENTIFIED COST $404,131,510)                                   412,887,716(a)

Other assets and liabilities, net--0.7%                            2,821,815

NET ASSETS--100.0%                                              $415,709,531
                                                                ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $37,445,619 and gross depreciation of $30,730,811 for federal income tax purposes. At April 30, 2003, the aggregate cost of securities for federal income tax purposes was $406,172,908.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2003, these securities amounted to a value of $16,963,517 or 4.1% of net assets.
(c) As rated by Moody's or Fitch.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e) Non-income producing.
(f) Par value represents Euro.
(g) Par value represents Norwegian Krone.
(h) Illiquid and restricted security was acquired on March 31, 2003 at a cost of $1,398,750.

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2003

ASSETS
Investment securities at value
   (Identified cost $404,131,510)                                $412,887,716
Cash                                                                  115,421
Receivables
   Interest and dividends                                           2,837,130
   Investment securities sold                                       1,139,718
   Fund shares sold                                                    65,881
   Receivable from adviser                                                121
Prepaid expenses                                                        2,410
                                                                 ------------
     Total assets                                                 417,048,397
                                                                 ------------
LIABILITIES
Payables
   Fund shares repurchased                                            397,969
   Investment securities purchased                                    234,249
   Transfer agent fee                                                 245,745
   Investment advisory fee                                            235,201
   Distribution and service fees                                      105,799
   Financial agent fee                                                 24,891
   Trustees' fee                                                        4,950
Accrued expenses                                                       90,062
                                                                 ------------
     Total liabilities                                              1,338,866
                                                                 ------------
NET ASSETS                                                       $415,709,531
                                                                 ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 $444,439,285
Undistributed net investment income                                   594,975
Accumulated net realized loss                                     (38,082,868)
Net unrealized appreciation                                         8,758,139
                                                                 ------------
NET ASSETS                                                       $415,709,531
                                                                 ============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $380,101,376)               48,009,211
Net asset value per share                                               $7.92
Offering price per share $7.92/(1-5.75%)                                $8.40

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $34,234,030)                 4,302,271
Net asset value and offering price per share                            $7.96

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,374,125)                    171,420
Net asset value and offering price per share                            $8.02


                             STATEMENT OF OPERATIONS
                            YEAR ENDED APRIL 30, 2003


INVESTMENT INCOME
Interest                                                        $ 15,091,363
Dividends                                                          4,201,818
Foreign taxes withheld                                               (23,108)
                                                                ------------
     Total investment income                                      19,270,073
                                                                ------------
EXPENSES
Investment advisory fee                                            3,074,727
Service fees, Class A                                                978,182
Distribution and service fees, Class B                               466,076
Distribution and service fees, Class C                                13,663
Financial agent fee                                                  311,498
Transfer agent                                                       877,036
Custodian                                                             82,277
Printing                                                              78,485
Professional                                                          36,864
Trustees                                                              27,316
Registration                                                          13,168
Miscellaneous                                                         39,221
                                                                ------------
     Total expenses                                                5,998,513
     Custodian fees paid indirectly                                   (1,519)
                                                                ------------
     Net expenses                                                  5,996,994
                                                                ------------
NET INVESTMENT INCOME                                             13,273,079
                                                                ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                  (22,618,631)
Net realized gain on foreign currency transactions                     4,484
Net change in unrealized appreciation (depreciation) on
   investments                                                    (7,317,099)
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions                  1,933
                                                                ------------
NET LOSS ON INVESTMENTS                                          (29,929,313)
                                                                ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(16,656,234)
                                                                ============

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Year Ended        Year Ended
                                                                                      4/30/03           4/30/02
                                                                                   ------------      ------------
FROM OPERATIONS
   Net investment income (loss)                                                    $ 13,273,079      $ 17,238,548
   Net realized gain (loss)                                                         (22,614,147)       (8,963,366)
   Net change in unrealized appreciation (depreciation)                              (7,315,166)      (26,311,320)
                                                                                   ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      (16,656,234)      (18,036,138)
                                                                                   ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                   (12,720,700)      (15,429,085)
   Net investment income, Class B                                                    (1,059,291)       (2,573,714)
   Net investment income, Class C                                                       (30,493)          (24,292)
                                                                                   ------------      ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                        (13,810,484)      (18,027,091)
                                                                                   ------------      ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (5,159,287 and 6,765,674 shares, respectively)      40,362,176        59,244,208
   Net asset value of shares issued from reinvestment of distributions
     (1,310,840 and 1,428,220 shares, respectively)                                  10,184,534        12,164,705
   Cost of shares repurchased (9,916,016 and 7,195,366 shares, respectively)        (77,132,833)      (62,341,284)
                                                                                   ------------      ------------
Total                                                                               (26,586,123)        9,067,629
                                                                                   ------------      ------------
CLASS B
   Proceeds from sales of shares (352,345 and 348,573 shares, respectively)           2,755,378         3,012,903
   Net asset value of shares issued from reinvestment of distributions
     (120,434 and 267,508 shares, respectively)                                         943,667         2,287,659
   Cost of shares repurchased (4,486,335 and 7,724,380 shares, respectively)        (35,115,931)      (67,645,724)
                                                                                   ------------      ------------
Total                                                                               (31,416,886)      (62,345,162)
                                                                                   ------------      ------------
CLASS C
   Proceeds from sales of shares (87,952 and 90,501 shares, respectively)               701,611           786,124
   Net asset value of shares issued from reinvestment of distributions
     (3,432 and 2,541 shares, respectively)                                              26,990            21,919
   Cost of shares repurchased (64,036 and 26,009 shares, respectively)                 (500,320)         (226,467)
                                                                                   ------------      ------------
Total                                                                                   228,281           581,576
                                                                                   ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                        (57,774,728)      (52,695,957)
                                                                                   ------------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                            (88,241,446)      (88,759,186)

NET ASSETS
   Beginning of period                                                              503,950,977       592,710,163
                                                                                   ------------      ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $594,975 AND $528,856, RESPECTIVELY]                                       $415,709,531      $503,950,977
                                                                                   ============      ============

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS A
                                                           -------------------------------------------------------------
                                                                             YEAR ENDED APRIL 30,
                                                           -------------------------------------------------------------
                                                            2003         2002(5)       2001         2000           1999
Net asset value, beginning of period                       $ 8.41        $ 8.98       $ 9.75       $ 9.68         $10.20
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                              0.24(3)       0.29(3)      0.32         0.34(3)        0.36
   Net realized and unrealized gain (loss)                  (0.48)        (0.56)       (0.30)        0.06           0.29
                                                           ------        ------       ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                       (0.24)        (0.27)        0.02         0.40           0.65
                                                           ------        ------       ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.25)        (0.30)       (0.35)       (0.33)         (0.38)
   Distributions from net realized gains                       --            --        (0.44)          --          (0.79)
                                                           ------        ------       ------       ------         ------
     TOTAL DISTRIBUTIONS                                    (0.25)        (0.30)       (0.79)       (0.33)         (1.17)
                                                           ------        ------       ------       ------         ------
Change in net asset value                                   (0.49)        (0.57)       (0.77)        0.07          (0.52)
                                                           ------        ------       ------       ------         ------
NET ASSET VALUE, END OF PERIOD                             $ 7.92        $ 8.41       $ 8.98       $ 9.75         $ 9.68
                                                           ======        ======       ======       ======         ======
Total return(1)                                             (2.70)%       (3.01)%       0.35%        4.24%          6.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                    $380,101      $432,632     $453,174     $475,854       $565,276

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                        1.28 %(2)     1.26 %(2)    1.26%(4)     1.18%(2)       1.17%(2)
   Net investment income                                     3.10 %        3.29 %       3.41%        3.59%          3.64%
Portfolio turnover                                             93 %          64 %         48%          58%            68%


                                                                                    CLASS B
                                                           -------------------------------------------------------------
                                                                             YEAR ENDED APRIL 30,
                                                           -------------------------------------------------------------
                                                            2003         2002(5)       2001         2000           1999
Net asset value, beginning of period                       $ 8.43        $ 9.00       $ 9.77       $ 9.69         $10.22
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                              0.18(3)       0.22(3)      0.24         0.27(3)        0.29
   Net realized and unrealized gain (loss)                  (0.47)        (0.56)       (0.29)        0.06           0.29
                                                           ------        ------       ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                       (0.29)        (0.34)       (0.05)        0.33           0.58
                                                           ------        ------       ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                     (0.18)        (0.23)       (0.28)       (0.25)         (0.32)
   Distributions from net realized gains                       --            --        (0.44)          --          (0.79)
                                                           ------        ------       ------       ------         ------
     TOTAL DISTRIBUTIONS                                    (0.18)        (0.23)       (0.72)       (0.25)         (1.11)
                                                           ------        ------       ------       ------         ------
Change in net asset value                                   (0.47)        (0.57)       (0.77)        0.08          (0.53)
                                                           ------        ------       ------       ------         ------
NET ASSET VALUE, END OF PERIOD                             $ 7.96        $ 8.43       $ 9.00       $ 9.77         $ 9.69
                                                           ======        ======       ======       ======         ======
Total return(1)                                             (3.42)%       (3.78)%       0.37%        3.40%          6.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $34,234       $70,096     $138,837     $226,992       $310,783

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                        2.03 %(2)     2.01 %(2)    2.01%(4)     1.93%(2)       1.92%(2)
   Net investment income                                     2.37 %        2.55 %       2.65%        2.84%          2.92%
Portfolio turnover                                             93 %          64 %         48%          58%            68%

(1) Maximum sales charge is not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) For the year ended April 30, 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.25% for Class A and 2.00% for Class B, respectively.
(5) As required, effective May 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended April 30, 2002 was to increase the ratio of net investment income to average net assets from 3.26% to 3.29% and from 2.53% to 2.55% for Class A and Class B, respectively. There was no effect to net investment income (loss) per share and net realized and unrealized gain (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                               CLASS C
                                                -----------------------------------------
                                                                                 FROM
                                                   YEAR ENDED APRIL 30,        INCEPTION
                                                ---------------------------    8/27/99 TO
                                                2003     2002(7)      2001      4/30/00
Net asset value, beginning of period           $ 8.49    $ 9.07      $ 9.85     $ 9.61
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                  0.19(3)   0.22(3)     0.25       0.18(3)
   Net realized and unrealized gain (loss)      (0.48)    (0.57)      (0.31)      0.23
                                               ------    ------      ------     ------
     TOTAL FROM INVESTMENT OPERATIONS           (0.29)    (0.35)      (0.06)      0.41
                                               ------    ------      ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income         (0.18)    (0.23)      (0.28)     (0.17)
   Distributions from net realized gains           --        --       (0.44)        --
                                               ------    ------      ------     ------
     TOTAL DISTRIBUTIONS                        (0.18)    (0.23)      (0.72)     (0.17)
                                               ------    ------      ------     ------
Change in net asset value                       (0.47)    (0.58)      (0.78)      0.24
                                               ------    ------      ------     ------
NET ASSET VALUE, END OF PERIOD                 $ 8.02    $ 8.49      $ 9.07     $ 9.85
                                               ======    ======      ======     ======
Total return(1)                                 (3.39)%   (3.86)%     (0.37)%     4.12%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $1,374    $1,223        $699       $356

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                            2.04 %(2) 2.02 %(2)   2.01 %(6)  1.93%(2)(4)
   Net investment income                         2.35 %    2.50 %      2.67 %     2.81%(4)
Portfolio turnover                                 93 %      64 %        48 %       58%(5)

(1) Maximum sales charge is not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effects of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) Annualized.
(5) Not Annualized.
(6) For the year ended April 30, 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 2.00%.
(7) As required, effective May 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended April 30, 2002 was to increase the ratio of net investment income to average net assets from 2.47% to 2.50% for Class C. There was no effect to net investment income (loss) per share and net realized and unrealized gain
    (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

PHOENIX-OAKHURST INCOME & GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2003


1. SIGNIFICANT ACCOUNTING POLICIES
   Phoenix-Oakhurst Income & Growth Fund (the "Fund") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a diversified Fund and its primary investment objective is to invest in a diversified group of securities that are selected for current yield consistent with preservation of capital. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution and/or service plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution and/or service expenses unique to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:
   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:
   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:
   The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date. There were no when-issued securities held at April 30, 2003.

G. SECURITY LENDING:
   The Fund loans securities to qualified brokers through an agreement with State Street Bank and Trust Company (the "Custodian"). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market

PHOENIX-OAKHURST INCOME & GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2003 (CONTINUED)

value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. There were no securities on loan at April 30, 2003.

H. LOAN AGREEMENTS:
   The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
   As compensation for its services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee at an annual rate of 0.70% of the average daily net assets of the Fund for the first $1 billion, 0.65% for the second $1 billion and 0.60% for average daily net assets over $2 billion.
   As Distributor of the Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions of $13,316 for Class A shares, deferred sales charges of $53,676 for Class B shares and $919 for Class C shares for the year ended April 30, 2003. In addition to these amounts, $9,032 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX, for Class A net selling commissions.
      In addition, the Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective class. The Distributor has advised the Fund that of the total amount expensed for the year ended April 30, 2003, $489,373 was retained by the Distributor, $921,030 was paid to unaffiliated participants and $47,518 was paid to W.S. Griffith Securities, Inc.
   For the year ended April 30, 2003, the Fund paid PXP Securities Corp., an indirect subsidiary of PNX, brokerage commissions of $10,524 in connection with portfolio transactions effected by it.
   As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide tax services and oversight of subagent's performance. For the year ended April 30, 2003, financial agent fees were $311,498 as reported in the Statement of Operations, of which PEPCO received $37,958. Effective January 1, 2003, the fee schedule of PFPC Inc. ranges from 0.065% to 0.03% of the average daily net asset values of all the Phoenix Funds serviced by PFPC Inc. Prior to that date, the fee schedule ranged from 0.085% to 0.0125%. Certain minimum fees may apply.
   PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as subtransfer agent. For the year ended April 30, 2003, transfer agent fees were $877,036 as reported in the Statement of Operations, of which PEPCO retained $371,312.
   At April 30, 2003, PNX and affiliates held 218 Class A shares and 12,014 Class C shares of the Fund with a combined value of $98,079.

3. PURCHASE AND SALE OF SECURITIES
   During the year ended April 30, 2003, purchases and sales of investments, excluding short-term securities and U.S. Government and agency securities, amounted to $354,190,428 and $396,522,195, respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $42,200,656 and $53,793,695, respectively.

4. CREDIT RISK AND ASSET CONCENTRATIONS
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.
   High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser to accurately predict risk.
   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return.

PHOENIX-OAKHURST INCOME & GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2003 (CONTINUED)

Fluctuations in these sectors of concentration may have a greater impact to the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

5. FEDERAL INCOME TAX INFORMATION
   The Fund has $10,678,786 and $16,314,624 of capital loss carryovers expiring in 2010 and 2011, respectively, which may be used to offset future capital gains.
   Under the current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended April 30, 2003, the Fund deferred post-October capital losses of $9,241,432 and recognized prior year post-October losses of $3,956,499.
   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedule of Investments) consist of undistributed ordinary income of $594,975 and undistributed long-term capital gains of $0.
   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

6. RECLASSIFICATION OF CAPITAL ACCOUNTS
   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The Fund recorded permanent reclassifications which arose primarily from premium amortization and differing treatment of certain income and gain transactions. The reclassifications have no impact on the net assets or net asset value of the Fund. As of April 30, 2003, the Fund increased undistributed net investment income by $603,524, increased accumulated net realized loss by $492,752 and decreased paid in capital by $110,772.

--------------------------------------------------------------------------------

                       TAX INFORMATION NOTICE (Unaudited)

   For federal income tax purposes, 27.9% of the income dividends paid by the Fund qualify for the dividends received deduction for corporate shareholders.
   Effective for the calendar year 2003, qualified dividends will be taxed at a lower rate for individual shareholders. 29% of the ordinary income dividends distributed after January 1, 2003 will qualify for the lower tax rate. The Fund plans to designate the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act. The actual percentage for the calendar year will be designated in the year-end tax statements.

--------------------------------------------------------------------------------

   This report is not authorized for distribution to prospective investors in the Phoenix-Oakhurst Income & Growth Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[GRAPHIC OMITTED]

PRICEWATERHOUSECOOPERS


To the Trustees and Shareholders of
Phoenix-Oakhurst Income & Growth Fund



   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Oakhurst Income & Growth Fund (the "Fund") at April 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
June 11, 2003

FUND MANAGEMENT

     Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                  FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
    NAME, (AGE), AND             LENGTH OF         OVERSEEN BY                          DURING PAST 5 YEARS AND
         ADDRESS                TIME SERVED          TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  Robert Chesek (68)           Served since            25              Currently retired.
                               1993.
------------------------------------------------------------------------------------------------------------------------------------
  E. Virgil Conway (73)        Served since            35              Chairman, Rittenhouse Advisors, LLC (consulting firm) since
  Rittenhouse Advisors, LLC    1988.                                   2001. Trustee/Director, Realty Foundation of New York
  101 Park Avenue                                                      (1972-present), Pace University (1978-present), New York
  New York, NY 10178                                                   Housing Partnership Development Corp. (Chairman)
                                                                       (1981-present), Greater New York Councils, Boy Scouts of
                                                                       America (1985-present), Academy of Political Science (Vice
                                                                       Chairman) (1985-present), Urstadt Biddle Property Corp.
                                                                       (1989-present), The Harlem Youth Development Foundation
                                                                       (1998-present). Chairman, Metropolitan Transportation
                                                                       Authority (1992-2001). Director, Trism, Inc. (1994-2001),
                                                                       Consolidated Edison Company of New York, Inc. (1970-2002),
                                                                       Atlantic Mutual Insurance Company (1974-2002), Centennial
                                                                       Insurance Company (1974-2002), Josiah Macy, Jr., Foundation
                                                                       (1975-2002), Union Pacific Corp. (1978-2002), BlackRock
                                                                       Freddie Mac Mortgage Securities Fund (Advisory Director)
                                                                       (1990-2002), Accuhealth (1994-2002).
------------------------------------------------------------------------------------------------------------------------------------
  Harry Dalzell-Payne (73)     Served since            35              Currently retired.
  The Flat, Elmore Court       1988.
  Elmore, GL05, GL2 3NT
  U.K.
------------------------------------------------------------------------------------------------------------------------------------
  Francis E. Jeffries (72)     Served since            28              Director, The Empire District Electric Company
  8477 Bay Colony Dr. #902     1995.                                   (1984-present). Director (1989-1997), Chairman of the Board
  Naples, FL 34108                                                     (1993-1997), Phoenix Investment Partners, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
  Leroy Keith, Jr. (63)        Served since            25              Partner, Stonington Partners, Inc. (private equity fund)
  Stonington Partners, Inc.    1993.                                   since 2001. Chairman (1995 to 2000) and Chief Executive
  736 Market Street, Ste. 1430                                         Officer (1995-1998), Carson Products Company (cosmetics).
  Chattanooga, TN 37402                                                Director/Trustee, Evergreen Funds (6 portfolios).
------------------------------------------------------------------------------------------------------------------------------------
  Geraldine M. McNamara (51)   Served since            35              Managing Director, U.S. Trust Company of New York (private
  United States Trust          2001.                                   bank) (1982-present).
  Company of NY
  114 West 47th Street
  New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------

                              INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                  FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
    NAME, (AGE), AND             LENGTH OF         OVERSEEN BY                          DURING PAST 5 YEARS AND
         ADDRESS                TIME SERVED          TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  Everett L. Morris (74)       Served since            35              Vice President, W.H. Reaves and Company (investment
  W.H. Reaves and Company      1995.                                   management) (1993-present).
  10 Exchange Place
  Jersey City, NJ 07302
------------------------------------------------------------------------------------------------------------------------------------
  Richard E. Segerson (56)     Served since            25              Managing Director, Northway Management Company
  Northway Management Company  1988.                                   (1998-present). Managing Director, Mullin Associates
  164 Mason Street                                                     (1993-1998).
  Greenwich, CT 06830
------------------------------------------------------------------------------------------------------------------------------------
  Lowell P. Weicker, Jr. (71)  Served since            25              Director, UST Inc. (1995-present), HPSC Inc. (1995-present),
  200 Duke Street              1995.                                   Compuware (1996-present) and WWF, Inc. (2000-present).
  Alexandria, VA 22314                                                 President, The Trust for America's Health (non-profit)
                                                                       (2001-present). Director, Duty Free International, Inc.
                                                                       (1997-1998).
------------------------------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEES


     Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


------------------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                  FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
    NAME, (AGE), ADDRESS             LENGTH OF     OVERSEEN BY                          DURING PAST 5 YEARS AND
 AND POSITION(S) WITH TRUST         TIME SERVED      TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
   *Marilyn E. LaMarche (68)   Served since            28              Limited Managing Director, Lazard Freres & Co. LLC
    Lazard Freres & Co. LLC    2002.                                   (1983-present). Director, The Phoenix Companies, Inc.
    30 Rockefeller Plaza,                                              (2001-present) and Phoenix Life Insurance Company
    59th Floor                                                         (1989-present).
    New York, NY 10020
------------------------------------------------------------------------------------------------------------------------------------
  **Philip R. McLoughlin (56)  Served since            45              Consultant, The Phoenix Companies, Inc. (2002-present).
                               1993.                                   Director, PXRE Corporation (Delaware) (1985-present), World
    Chairman and President                                             Trust Fund (1991-present). Chairman (1997-2002), Director
                                                                       (1995-2002), Vice Chairman (1995-1997) and Chief Executive
                                                                       Officer (1995-2002), Phoenix Investment Partners, Ltd.
                                                                       Director, Executive Vice President and Chief Investment
                                                                       Officer, The Phoenix Companies, Inc. (2001-2002). Director
                                                                       (1994-2002) and Executive Vice President, Investments
                                                                       (1988-2002), Phoenix Life Insurance Company. Director
                                                                       (1983-2002) and Chairman (1995-2002), Phoenix Investment
                                                                       Counsel, Inc. Director (1984-2002) and President (1990-2000),
                                                                       Phoenix Equity Planning Corporation. Chairman and Chief
                                                                       Executive Officer, Phoenix/Zweig Advisers LLC (1999-2002).
                                                                       Director and President, Phoenix Investment Management Company
                                                                       (2001-2002). Director and Executive Vice President, Phoenix
                                                                       Life and Annuity Company (1996-2002). Director and Executive
                                                                       Vice President, PHL Variable Insurance Company (1995-2002).
                                                                       Director, Phoenix National Trust Company (1996-2002).
                                                                       Director and Vice President, PM Holdings, Inc. (1985-2002).
                                                                       Director, PHL Associates, Inc. (1995-2002). Director
                                                                       (1992-2002) and President (1992-1994), WS Griffith
                                                                       Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 ***James M. Oates (56)        Served since            30              Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital
    Hudson Castle Group, Inc.  1993.                                   Markets Inc.) (financial services) (1997-present). Managing
    c/o Northeast Investment                                           Director, Wydown Group (consulting firm) (1994-present).
    Management, Inc.                                                   Director, Investors Financial Service Corporation
    50 Congress Street                                                 (1995-present), Investors Bank & Trust Corporation
    Suite 1000                                                         (1995-present), Plymouth Rubber Co. (1995-present), Stifel
    Boston, MA 02109                                                   Financial (1996-present), Connecticut River Bancorp
                                                                       (1998-present), Connecticut River Bank (1998-present), 1Mind,
                                                                       Inc. (1999-present) and 1Mind.com (2000-present). Director and Treasurer, Endowment for Health, Inc. (2000-present).
                                                                       Chairman, Emerson Investment Management, Inc. (2000-present).
                                                                       Member, Chief Executives Organization (1996-present). Vice
                                                                       Chairman, Massachusetts Housing Partnership (1998-1999).
                                                                       Director, Blue Cross and Blue Shield of New Hampshire
                                                                       (1994-1999), AIB Govett Funds (1991-2000) and Command
                                                                       Systems, Inc. (1998-2000). Director, Phoenix Investment
                                                                       Partners, Ltd. (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------

  * Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.
 ** Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his relationship with
    Phoenix Investment Partners, Ltd., and its affiliates.
*** Mr. Oates is being treated as an Interested Trustee due to certain relationships existing among Mr. Oates, Hudson Castle Group,
    Inc. and Phoenix and certain of its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES


------------------------------------------------------------------------------------------------------------------------------------


                               POSITION(S) HELD WITH                          PRINCIPAL OCCUPATION(S)
    NAME, (AGE), AND             TRUST ANDLENGTH OF                           DURING PAST 5 YEARS AND
         ADDRESS                    TIME SERVED                          OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 William R. Moyer (58)         Executive Vice President         Executive Vice President and Chief Financial Officer (1999-present),
                               since 1993.                      Senior Vice President and Chief Financial Officer (1995-1999),
                                                                Phoenix Investment Partners, Ltd. Director (1998-present), Senior
                                                                Vice President, Finance (1990-present), Chief Financial Officer
                                                                (1996-present), and Treasurer (1998-present), Phoenix Equity
                                                                Planning Corporation. Director (1998-present), Senior Vice President
                                                                (1990-present), Chief Financial Officer (1996-present) and
                                                                Treasurer (1994-present), Phoenix Investment Counsel, Inc. Senior
                                                                Vice President and Chief Financial Officer, Duff & Phelps Investment
                                                                Management Co. (1996-present). Vice President, Phoenix Fund Complex
                                                                (1990-present).
------------------------------------------------------------------------------------------------------------------------------------
 John F. Sharry (50)           Executive Vice President         President, Private Client Group (1999-present), Executive Vice
                               since 1998.                      President, Retail Division (1997-1999), Phoenix Investment Partners,
                                                                Ltd. President, Private Client Group, Phoenix Equity Planning
                                                                Corporation (2000-present). Executive Vice President, Phoenix Fund
                                                                Complex (1998-present).
------------------------------------------------------------------------------------------------------------------------------------
 Robert S. Driessen (55)       Vice President                   Vice President and Compliance Officer, Phoenix Investment Partners,
                               since 1999.                      Ltd. (1999-present). Vice President, Phoenix Fund Complex
                                                                (1999-present). Compliance Officer (2000-present) and Associate
                                                                Compliance Officer (1999), PXP Securities Corp. Vice President and
                                                                Compliance Officer, Phoenix Investment Counsel, Inc. (1999-2003).
                                                                Vice President, Risk Management Liaison, Bank of America
                                                                (1996-1999). Vice President, Securities Compliance, The Prudential
                                                                Insurance Company of America (1993-1996). Branch Chief/Financial
                                                                Analyst, Securities and Exchange Commission, Division of Investment
                                                                Management (1972-1993).
------------------------------------------------------------------------------------------------------------------------------------
 Nancy G. Curtiss (50)         Treasurer since 1994.            Vice President, Fund Accounting (1994-present) and Treasurer
                                                                (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                                Phoenix Fund Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
 Richard J. Wirth (44)         Secretary since 2002.            Vice President and Insurance and Investment Products Counsel
 One American Row                                               (2002-present), Counsel (1993-2002), Phoenix Life Insurance Company.
 Hartford, CT 06102                                             Secretary, Phoenix Fund Complex (2002-present).
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-OAKHURST INCOME & GROWTH FUND

101 Munson Street
Greenfield, Massachusetts 01301


TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Marilyn E. LaMarche
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
Robert S. Driessen, Vice President
Nancy G. Curtiss, Treasurer
Richard J. Wirth, Secretary



INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Text Telephone                               1-800-243-1926
Web site                             PHOENIXINVESTMENTS.COM

--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

                 (This page has been left blank intentionally.)

                                                             PRESORTED
                                                             STANDARD
                                                           U.S. POSTAGE
                                                               PAID
                                                          Louisville, KY
                                                          Permit No. 1051

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480


[GRAPHIC OMITTED]

PHOENIX
INVESTMENT PARTNERS, LTD.


For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PHOENIXINVESTMENTS.COM.


E-DELIVERY
OF YOUR FUND
COMMUNICATIONS
NOW AVAILABLE!

TO SIGN UP, GO TO
THE INDIVIDUAL
INVESTORS AREA AT
PHOENIXINVESTMENTS.COM
AND LOG IN. SELECT AN
ACCOUNT, THEN CLICK THE
"E-DELIVERY" BUTTON.

PXP 743 (6/03)



ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures as of the date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

(a)(1)   Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Phoenix-Oakhurst Income and Growth Fund
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ PHILIP R. MCLOUGHLIN
                           -----------------------------------------------------
                               Philip R. McLoughlin, Chairman
                               (principal executive officer)

Date                           JULY 3, 2003
--------------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ PHILIP R. MCLOUGHLIN
                           -----------------------------------------------------
                               Philip R. McLoughlin, Chairman
                               (principal executive officer)

Date                           JULY 3, 2003
--------------------------------------------------------------------------------

By (Signature and Title)*  /s/ NANCY G. CURTISS
                           -----------------------------------------------------
                               Nancy G. Curtiss, Treasurer
                               (principal financial officer)

Date                           JULY 3, 2003
--------------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.